THE SARATOGA ADVANTAGE TRUST

CLASS S SHARES

James Alpha Global Real Estate Investments Portfolio	Ticker: JARSX
James Alpha Hedged High Income Portfolio	Ticker: INCSX
James Alpha Macro Portfolio	Ticker: GRRSX
James Alpha Managed Risk Domestic Equity Portfolio	Ticker: JDSEX
James Alpha Managed Risk Emerging Markets Equity Portfolio	Ticker: JESMX
James Alpha Multi Strategy Alternative Income Portfolio	Ticker: JASMX

Incorporated herein by reference is the definitive version of the Prospectus for the above-referenced Portfolios filed pursuant to Rule 497 (c) under the Securities Act of 1933, as amended, on June 7, 2017 (SEC Accession No 0001580642-17-003424).